SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              MAY 20, 2003
                                                              ------------


                           WESTELL TECHNOLOGIES, INC.
                           --------------------------
               (Exact name of registrant as specified in charter)


    DELAWARE                           0-27266                36-3154957
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   (State of other jurisdiction      (Commission             (IRS Employer
         of incorporation)           File Number)        Identification No.)


750 NORTH COMMONS DRIVE, AURORA, ILLINOIS                               60504
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (630) 898-2500
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.
                  -----------

                  99.1 Press Release dated May 20, 2003 announcing fourth quarter of fiscal 2003 earnings.

ITEM 9.           REGULATION FD DISCLOSURE

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

     On May 20, 2003, Westell Technologies, Inc., issued a press release setting forth its fourth quarter fiscal 2003 earnings. A copy of the press release is attached herewith as Exhibit 99.1.

     The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          WESTELL TECHNOLOGIES, INC.



Date:  May 20, 2003              By:  /s/ Nicholas C. Hindman
                                          --------------------------------------
                                          Nicholas C. Hindman
                                          Senior Vice President and
                                          Chief Financial Officer